EXHIBIT 1
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              JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

         The undersigned  acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated as of January 30, 2007

                           OCTAVIAN MASTER FUND, LP

                           By:     Octavian Global Partners, LLC
                                   General Partner


                           By:     /s/ Greg Racz
                                   ------------------------------------------
                                   Name:  Greg Racz
                                   Title: President & Chief Operating Officer



                           OCTAVIAN GLOBAL PARTNERS, LLC

                           By:     Octavian Management, LLC
                                   Managing Member


                           By:     /s/ Greg Racz
                                   ------------------------------------------
                                   Name:  Greg Racz
                                   Title: President & Chief Operating Officer



                           OCTAVIAN MANAGEMENT LLC


                           By:     /s/ Greg Racz
                                   ------------------------------------------
                                   Name:  Greg Racz
                                   Title: President & Chief Operating Officer

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                           /s/ Greg Racz
                           --------------------------------------------------
                           Greg Racz


                           /s/ Richard Hurowitz
                           --------------------------------------------------
                           Richard Hurowitz



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                           RESERVOIR MASTER FUND, L.P.

                           By:     RMF GP, LLC, itsGeneral Partner


                           By:     /s/ Daniel Stern
                                   ------------------------------------------
                                   Name:  Daniel Stern
                                   Title: Chairman & Chief Executive Officer



                           RMF GP, LLC


                           By:     /s/ Daniel Stern
                                   ------------------------------------------
                                   Name:  Daniel Stern
                                   Title: Chairman & Chief Executive Officer



                           RESERVOIR PCA FUND (CAYMAN), L.P.

                           By:     Reservoir Capital Group, L.L.C.,
                                   its General Partner


                           By:     /s/ Daniel Stern
                                   ------------------------------------------
                                   Name:  Daniel Stern
                                   Title: Chairman & Chief Executive Officer



                           RESERVOIR CAPITAL GROUP, L.L.C.


                           By:     /s/ Daniel Stern
                                   ------------------------------------------
                                   Name:  Daniel Stern
                                   Title: Chairman & Chief Executive Officer



                           RCGM, LLC


                           By:     /s/ Daniel Stern
                                   ------------------------------------------
                                   Name:  Daniel Stern
                                   Title: Chairman & Chief Executive Officer


                           /s/ Daniel Stern
                           ---------------------------------------------------
                           Daniel Stern